Exhibit 10.4

Confidential Treatment Requested

SUPPLY AGREEMENT

This SUPPLY AGREEMENT (the “Agreement”), effective the          day of                     , 2016 (the “Effective Date”) is between Greatbatch Ltd., located at 10000 Wehrle Drive, Clarence, New York 14031, (“Greatbatch”) and QiG Group, LLC, a Delaware limited liability company, located at 5700 Granite Parkway, Suite 960, Plano, Texas, 75024 (“QiG Group”). Greatbatch and QiG Group are referred to collectively as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, QiG Group desires to purchase the Relevant Project Components (as defined below) exclusively from Greatbatch;

WHEREAS, Greatbatch is in the business of supplying Relevant Project Components; and

WHEREAS, the Parties desire to terminate, replace and supersede the Umbrella Agreement between Greatbatch and QiG Group, dated                      and hereby establish the new terms and conditions that shall apply to QiG Group’s exclusive purchase of Relevant Project Components from Greatbatch.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Greatbatch and QiG Group hereby agree as follows:

I.	DEFINITIONS

As used in this Agreement, the following capitalized terms, whether used in the singular or plural, shall have the meanings set forth in this Article I:

A.	“Acknowledged Order” has the meaning set forth in Section VIII.A.

B.	“Affiliate” means, with respect to any Person, any other Person which controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, a Person shall be deemed to control another Person if any of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to

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direct the management and policies of such non-corporate entities. For purposes of this Agreement, in no event shall QiG Group or any of its Affiliates be deemed Affiliates of Greatbatch (or any of its Affiliates) nor shall Greatbatch or any of its Affiliates be deemed Affiliates of QiG Group (or any of its Affiliates).

C.	“Agreement” has the meaning as described in the Preamble.

D.	“Change of Control” means (i) a consolidation or merger of a Party or other change of control transaction (other than a merger to reincorporate a party in a different jurisdiction) in which the shareholders or members, as applicable, of a Party immediately prior to such transaction do not continue to hold a greater than 50% interest in the successor or survivor entity immediately following such transaction, (ii) a transaction or series of transactions that results in the transfer of more than 50% of the voting power of a Party to an unaffiliated Person or (iii) the sale, lease, transfer or other disposition of all or substantially all of the assets of a Party (which shall include any effective transfer of such assets regardless of the structure of any such transaction as a license or otherwise).

E.	“Confidential Information” of a Party means any and all information of a confidential or proprietary nature disclosed by a Party under this License Agreement, whether in oral, written, graphic or electronic format, which includes, but is not limited to, Trade Secrets, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, diagrams, data, business activities and operations, customer lists, reports, studies and other technical and business information.

F.	“Consigned Products” has the meaning set forth in Section VIII.A.

G.	“Consignment Inventory” has the meaning set forth in Section VIII.B.

H.	“Consignment Orders” has the meaning set forth in Section VIII.A.

I.	“Exercise Period” has the meaning set forth in Section II.C.

J.	“Effective Date” has the meaning as described in the Preamble.

K	“Facility Approval Notice” has the meaning set forth in Section IV.B.

L.	“FDA” means the U.S. Food & Drug Administration or any successor entity thereto.

M.	“Field of Use” means spinal cord stimulation.

N.	“Force Majeure” has the meaning set forth in Section V.N.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

O.	“Greatbatch” has the meaning as described in the Preamble.

P.	“Greatbatch Indemnitees” has the meaning set forth in Section X.C.

Q.	“Improvements” has the meaning set forth in Section XII.B.

R.	“Initial Term” has the meaning set forth in Section II.B.

S.	“Intellectual Property” means all rights held by a Party in its technology, products and business information, all or some of which may constitute Confidential Information, and including but not limited to: patent rights, copyrights, trademark rights, goodwill, inventions, improvements, discoveries, designs, modifications, data, business information, financial information, clinical information and data, regulatory information, trade secret rights, mask work, know how rights and other intellectual property and proprietary rights.

T.	“Joint IP” has the meaning set forth in Section XII.B.

U.	“Legal Requirements” means any federal, state, local, provincial, foreign, international, multinational or other statute, law, treaty, rule, regulation, guideline, administrative order, directives, ordinance, constitution or principle of common law (or any interpretation thereof by a governmental entity).

V.	“Licensed IP” has the meaning set forth in the Restricted License Agreement and the Unrestricted License Agreement.

W.	“Manufacturing Request” has the meaning set forth in Section II.C.

Y.	“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

Z.	“Product” means QiG Group’s Algovita spinal cord stimulation system and its related parts and components that are based on, use or incorporate the Licensed IP (the “Algovita System”) and such other products, parts and components, including replacement parts and components, that may be incorporated within, used in conjunction with or sold as part of the Algovita System as may be mutually agreed upon by the parties from time to time.

AA.	“QiG Group” has the meaning as described in the Preamble. For purposes of this Agreement, unless the context requires otherwise, any reference herein to QiG Group shall mean QiG Group, LLC and each of its Affiliates.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BB.	“QiG Group Indemnitees” has the meaning set forth in Section X.D.

CC.	“Relevant Project Components” means the parts and components for the Product set forth in Appendix A, which may be amended by the Parties from time-to-time in accordance with this Agreement to incorporate additional Relevant Project Components.

DD.	“Renewal Term” has the meaning set forth in Section II.B.

EE.	“Restricted License Agreement” means that certain Restricted License Agreement, dated , 2016, by and between Greatbatch and QiG Group whereby QiG Group has licensed certain of its intellectual property to Greatbatch.

FF.	“Restricted Period” has the meaning set forth in Section XI.B(iv).

GG.	“Resultant Patents” means any rights under United States and foreign patents and patent applications, including, but not limited to, divisions, continuations, continuations-in-part, reissues, and reexaminations thereof that arise from any Joint IP (as defined below).

HH.	“ROFR Notice” has the meaning set forth in Section II.C.

II.	“ROFR Period” has the meaning set forth in Section II.C.

JJ.	“Safety Stock” has the meaning set forth in Section VII.

KK.	“Specifications” has the meaning set forth in Section IV.A.

LL.	“Term” has the meaning set forth in Section II.B.

MM.	“Third Party Supply Agreement” has the meaning set forth in Section II.C.

NN.	“Trade Secrets” means trade secrets as they are defined in the Uniform Trade Secrets Act, as amended (UTSA).

OO.	“Unrestricted License Agreement” means that certain Unrestricted License Agreement, dated , 2016, by and between Greatbatch and QiG Group whereby QiG Group has licensed certain of its intellectual property to Greatbatch.

PP.	“Transfer Date” has the meaning set forth in Section VIII.D.

QQ.	“Validation Documentation” has the meaning set forth in Section IV.B.

RR.	“Warranty Period” has the meaning set forth in Section X.A(i).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SS.	“WIP” has the meaning set forth in Section III.B.

II.	SUPPLY AND CONTRACT PERIOD:

A.    Sale and Purchase Obligations. Subject to all of the terms and conditions of this Agreement:

(i)	Greatbatch agrees that during the Term, it shall have the exclusive right to manufacture and sell to QiG Group all Relevant Project Components (as described in or added to Appendix A) that may be ordered by QiG Group in accordance with the terms of this Agreement; and

(ii)	QiG Group agrees to purchase exclusively from Greatbatch during the Term its requirements for Relevant Project Components to be used by QiG Group in the Products.

During the Term, if QiG Group desires to have an item manufactured that replaces or is intended to replace a Relevant Project Component and such item is based on, or that incorporates, Licensed IP and such item falls within the Field of Use, and if Greatbatch elects to be the manufacturer of such item, then such item shall be included as a “Relevant Project Component” under this Agreement and Appendix A will be amended to include such item.

Subject to the immediately preceding paragraph, during the Term, if QiG Group desires to have an item manufactured that is based on, or that incorporates, Licensed IP and such item falls within the Field of Use, and if Greatbatch elects to be the manufacturer of such item, then QiG Group and Greatbatch each agree to negotiate exclusively, reasonably and in good faith with each other for up to [***] days regarding the terms of a manufacturing and supply agreement including, but not limited to, pricing, acceptable margins for each party and any other unique manufacturing or quality requirements related to such item. In the event that the parties are unable to agree on terms within [***] days, QiG Group shall be free to negotiate a manufacturing and supply agreement with any other third party suppliers for such item. QiG Group agrees that prior to executing any such third party manufacturing and supply agreement, it will notify Greatbatch of the key terms of such manufacturing and supply agreement and will, for a period of at least [***] days after Greatbatch’s receipt of such terms, give Greatbatch the opportunity to enter into a manufacturing and supply agreement with QiG Group for such item on terms substantially consistent with such third party manufacturing and supply agreement.

During the Term, if QiG Group desires to have an item manufactured that is not based on or does not incorporate any Licensed IP but QiG Group intends that such item will be

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used within the Field of Use, then QiG Group will be permitted to negotiate a manufacturing and supply agreement with any third party with respect to such item. QiG Group agrees that prior to executing any such third party manufacturing and supply agreement, it will notify Greatbatch of the key terms of such manufacturing and supply agreement and will, for a period of at least [***] days after Greatbatch’s receipt of such terms, give Greatbatch the opportunity to enter into a manufacturing and supply agreement with QiG Group on terms substantially consistent with such third party manufacturing and supply agreement. Further, if at the time QiG Group is initially seeking to have such item manufactured, (a) Greatbatch is unable to manufacture the item so that the item and its manufacture are at least equivalent in terms of technology, quality, ramp-up times, lead times and capacity to manufacture in accordance with this Agreement, (b) Greatbatch is unable to provide at least equivalent in terms of price to manufacture as an offering made by a third party, or (c) the Parties otherwise agree in writing, QiG Group will be free to enter into or negotiate with any other third party supplier for the manufacture of such item(s).

Notwithstanding Greatbatch’s exclusive right to manufacture and sell to QiG Group all Relevant Project Components, the parties hereby agree that QiG Group shall have the right to have a third party manufacture the external devices that are currently manufactured by Minnetronix, Inc. and that are listed under the heading “External Devices” on Appendix A; provided, that in the event that QiG Group elects to have a third party manufacture the external devices, QiG Group shall (i) provide Greatbatch [***] ([***]) months’ written notice prior to any purchase of such external devices from such third party, (ii) purchase 100% of its requirements for such external devices from a party other than Greatbatch after the completion of the [***] ([***]) month notice period and Greatbatch shall have no obligation to sell any external devices to QiG Group; and (iii) purchase from Greatbatch, and be responsible for, all finished product, WIP, raw material, components, all Safety Stock held in accordance with Section VII, all Consignment Products, and any non-cancelable purchase orders outstanding with suppliers related to such external devices.

B.    Term of Agreement. This Agreement will be in full force and effect from the date of its execution until the earliest to occur of (i) the fifth anniversary of the date of FDA approval that permits QiG Group to sell the Products in the United States (the “Initial Term”), (ii) termination by the mutual agreement of the Parties, or (iii) termination in accordance with the following terms of this Agreement. This Agreement shall automatically be renewed after the Initial Term for successive terms of one (1) year each (each a “Renewal Term”) unless either Party gives written notice of non-renewal or termination not less than three (3) months prior to the expiration of the Initial Term or

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any such Renewal Term (the Initial Term and all Renewal Terms being collectively the “Term”).

C.    Right of First Refusal. During the period beginning one hundred eighty (180) days prior to the expiration of the Term and ending on the date that is six (6) months after the expiration of the Term (the “ROFR Period”), in the event that QiG Group determines to seek to purchase its requirements for any Relevant Project Components from a third party (a “Manufacturing Request”), QiG Group shall promptly, and prior to taking any material steps towards engaging any third party with respect to such Manufacturing Request, notify Greatbatch of such Manufacturing Request (the “ROFR Notice”). During the ninety (90) day period following Greatbatch’s receipt of the ROFR Notice (the “Exercise Period”), (A) QiG Group and Greatbatch shall negotiate reasonably and in good faith, on an exclusive basis, regarding entry into a definitive manufacturing and supply agreement with respect to such Manufacturing Request and (B) QiG Group shall not initiate any negotiations regarding a definitive manufacturing and supply agreement with any third party regarding such Manufacturing Request.

If Greatbatch and QiG Group do not execute and deliver a definitive manufacturing and supply agreement prior to the expiration of the Exercise Period, QiG Group shall be free to negotiate a manufacturing and supply agreement with any third party with respect to such Manufacturing Request (a “Third Party Supply Agreement”) during the [***] ([***]) month period following the expiration of the Exercise Period; provided that QiG Group, prior to execution of any such Third Party Supply Agreement, provides Greatbatch with the key terms of such Third Party Supply Agreement and offers it, for a period lasting at least [***] ([***]) days after receipt of the Third Party Supply Agreement by Greatbatch, the opportunity to enter into a manufacturing and supply agreement with QiG Group on terms substantially consistent with such Third Party Supply Agreement before executing such Third Party Supply Agreement.

For the avoidance of the doubt, the Parties hereby acknowledge that each Manufacturing Request that occurs during the ROFR Period separately triggers QiG Group’s right of first refusal obligations pursuant to this Section II.C; provided that in the event that this Agreement has been terminated by QiG Group pursuant to Section III.A(i) or Section III.A(ii), Greatbatch’s right of first refusal under this Section II.C will be void and QiG Group may freely negotiate with any third party to enter into a Third Party Supply Agreement.

III.	TERMINATION:

A.	Termination. Notwithstanding the provisions of Section II.B above, this Agreement may be terminated in accordance with the following provisions:

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(i)	Either Party may terminate this Agreement for cause by giving the other Party thirty (30) days’ prior written notice of such termination if the other Party materially breaches or defaults under any of the material terms or conditions of this Agreement and fails to cure such material breach or default within sixty (60) days after receiving notice thereof.

(ii)	Either Party shall have the right to terminate this Agreement in its entirety if, at any time, (i) the other Party shall file in any court or agency pursuant to any Legal Requirement of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, (ii) if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, (iii) if the other Party shall propose or be a party to any dissolution or liquidation, or (iv) if the other Party shall make an assignment for the benefit of creditors. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy or other Legal Requirements due to such Party’s bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to the other Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code and any similar state or foreign Legal Requirements, licenses of rights to “intellectual property” as defined under Section 101(52) of the U.S. Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including, without limitation, any patents or patent applications in any country of a Party covered by the license grants under this Agreement, are part of the “intellectual property” as defined under Section 101(52) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, any similar law or regulation in any other country; or

(iii)	A Party may terminate this Agreement by giving written notice to the other Party if such other Party has given notice as to an event of Force Majeure and such other Party has suspended its performance hereunder for more than [***] ([***]) consecutive days.

Nothing herein shall be construed to allow either Party the right to terminate this Agreement for any inadvertent error or minor violation of any law or regulation by the other Party; provided that such error or violation does not have a material adverse effect on the other Party.

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B.	Effect of Termination. In the event of termination by Greatbatch under Section III.A, QiG Group will be responsible for paying for (i) raw materials and other items subject to existing non-cancellable purchase orders that cannot otherwise be reasonably used by Greatbatch, (ii) all work-in-process (“WIP”) costs specific to QiG Group custom designs, (iii) all Safety Stock held in accordance with Section VII, and (iv) all Consignment Products.

In the event of termination by QiG Group under Section III.A, QiG Group will be responsible for paying for (i) all Safety Stock held in accordance with Article VII and (ii) all Consignment Products. Greatbatch agrees to cooperate in good faith to return, in a timely manner, any and all materials, documentation, tooling, masks, capital and/or other equipment due to QiG Group. Any and all expenses and/or shipping arrangements will be borne or made by the receiving Party. Further, for the avoidance of doubt, the Parties agree that in the event QiG Group terminates this Agreement under Section III.A(i) or Section III.A(ii), QiG Group will have the right to have the Relevant Product Components manufactured by another third party supplier and all right of first refusal obligations of QiG Group under this Agreement will be void and not applicable.

C.	Amendment to Agreement. This Agreement may not be modified, changed or terminated orally. No change, modification, addition, or amendment shall be valid unless in writing indicating an intent to modify this Agreement and signed by an authorized officer of each Party.

IV.	SUPPLY

A.	The Relevant Project Components shall be manufactured in accordance with the specifications attached hereto as Appendix A (the “Specifications”) and in accordance with the terms of the Quality Agreement between the parties, effective as of September 22, 2015, as may be amended from time to time by the mutual written agreement of the parties (the “Quality Agreement”).

B.	During the Term, Greatbatch will manufacture the Relevant Project Components at its Plymouth, Minnesota facility and then likely transfer the manufacturing to another Greatbatch facility. If Greatbatch desires to relocate the manufacturing of the Relevant Project Components to another Greatbatch facility, Greatbatch shall provide written notice to QiG Group at least [***] months prior to Greatbatch’s proposed date of such relocation, and shall provide such other information reasonably required by QiG Group with respect to such proposed new location. Following the notice, Greatbatch shall deliver to QiG Group a final qualification report and final qualification parts in connection with the relocation indicating

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Relevant Project Component equivalence at the new location (“Validation Documentation”). Greatbatch shall not ship any Relevant Project Component manufactured at the new facility until Greatbatch’s receipt of a written notice from QiG Group that it is ready to receive Relevant Project Components manufactured at the new facility (the “Facility Approval Notice”). QiG Group will use best efforts to achieve all necessary regulatory approvals as soon as possible after QiG Group’s approval of the Validation Documentation. If QiG Group does not issue the Facility Approval Notice within [***] days after all regulatory approvals necessary to manufacture the Relevant Project Component at the new location have been obtained and Greatbatch has reasonably demonstrated that it can manufacture the Relevant Project Components in accordance with this Agreement at such new location, then all prices for the Relevant Project Components will automatically increase by [***] percent ([***]%) unless and until QiG Group issues the Facility Approval Notice. QiG Group shall provide reasonable cooperation to Greatbatch in connection with the qualification of such new facility. Notwithstanding anything in this Agreement to the contrary, QiG Group understands and agrees that the relocation of the manufacturing facility from the Plymouth, Minnesota facility is accounted for in the pricing in Appendix B, and therefore, no pricing adjustments will be made as result of such relocation.

V.	PRICE; ORDERS, DELIVERY, PAYMENT, INSPECTION:

A.	The prices for the Relevant Project Components shall be as set forth in Appendix B of this Agreement and such prices will be fixed for the Initial Term unless otherwise mutually agreed upon by the Parties in writing, or as may be adjusted in accordance with this Section V, or as may be reduced in accordance with Section V.P below. Notwithstanding anything in this Agreement to the contrary, the price for any Relevant Project Component may be increased from time-to-time during the Term if Greatbatch’s cost for any individual material or all of the materials used in the manufacture of such Relevant Project Component increases by [***]% or more. If Greatbatch determines that there has been such a change to its cost, it will provide QiG Group with at least 30 days’ written notice before adjusting the price for such Relevant Project Component; provided, that the change in price shall not exceed the increased cost to Greatbatch.

B.	Simultaneous with the execution of this Agreement, and on each January 1st thereafter, QiG Group will deliver to Greatbatch a blanket purchase order by product category described on Exhibit B for the Relevant Project Components to be purchased by QiG Group for the remaining calendar year (a “Firm Purchase Order”).

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C.	To the extent that the price for a Relevant Project Component is based on a volume pricing table set forth in Appendix B (a “Volume Priced Component”), the price for such Volume Priced Component shall be based on the amount of such Volume Priced Components ordered pursuant to the Firm Purchase Order. In the event that QiG Group has not, in any calendar year, purchased and accepted delivery of a Volume Priced Component in such an amount that equals or exceeds the amount of such Volume Priced Components ordered pursuant to the Firm Purchase Order for such calendar year, then QiG Group shall, within [***] days after the end of such calendar year, pay to Greatbatch an amount equal to (i)(A) the number of such Volume Priced Components ordered pursuant to the Firm Purchase Order, minus (B) the actual number of such Volume Priced Components purchased and accepted by QiG Group during such calendar year, multiplied by (ii) the price of such Volume Priced Component. For illustrative purposes only, if QiG Group ordered [***] IPGs pursuant to the Firm Purchase Order for 2016, but only purchased and accepted [***] IPGs in 2016, QiG Group would pay $[***] to Greatbatch by [***] (i.e. [***] – [***] x $[***] = $[***]).

D.	In the event that QiG Group, in any calendar year, purchases and accepts delivery of a Volume Priced Component in an amount that exceeds the amount of such Volume Priced Components ordered pursuant to the Firm Purchase Order for such calendar year, and the purchased and accepted amount would have caused a different price to be applicable if such amount would have been included in the Firm Purchase Order for such calendar year, then Greatbatch shall, within [***] days after the end of such calendar year, issue a rebate to QiG Group in an amount equal to (i)(A) the actual number of such Volume Priced Components purchased and accepted by QiG Group during such calendar year, multiplied by (B) the price of such Volume Priced Component as dictated by the amount set forth in the Firm Purchase Order, minus (ii)(A) the actual number of such Volume Priced Components purchased and accepted by QiG Group during such calendar year, multiplied by (B) what the price of such Volume Priced Component would have been if the actual number of such Volume Priced Components purchased and accepted by QiG Group would have been included in the Firm Purchase Order. For illustrative purposes only, if QiG Group ordered [***] IPGs pursuant to the Firm Purchase Order for 2016, but purchased and accepted [***] IPGs in 2016, Greatbatch would issue a rebate of $[***] to QiG Group by [***] (i.e. [[***] x $[***]] – [[***] x $[***]] = $[***]).

E.	QiG Group may lock in the price for a precious metal used in a Relevant Project Component as follows:

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(i)	QiG Group will provide written notification to its Greatbatch Account Manager and customer service representative when it wants to lock in the price for a precious metal used in a Relevant Project Component. In addition, forecast information and duration of the “price-lock” needs to be specified.

(ii)	Within 48 hours of receiving such notification, Greatbatch will lock in the price of the precious metal. Upon locking in the price, Greatbatch will notify QiG Group of the locked-in price.

(iii)	A locked-in price will become effective for the Relevant Project Component beginning the following January 1 (unless the notice provided by QiG Group under Section V.E.(ii) above is given on December 31, then the locked-in price will not become effective until the following January 2). If QiG Group does not notify Greatbatch to lock in the price for a precious metal, the cost of the precious metal will be the market price of the precious metal at the time of Greatbatch’s receipt of the applicable purchase order.

(iv)	In the event that any precious metal that is part of such “price-lock” is unused during the applicable “price-lock” period (“Unused Precious Metal”), the cost of such Unused Precious Metal will remain the “price-lock” price until the inventory of such Unused Precious Metal is fully depleted. In the event that QiG Group elects to lock the price for a precious metal that is the same metal as the Unused Precious Metal, such requested “price-lock” price will not be effective until the inventory of such Unused Precious Metal is fully depleted. Notwithstanding anything in this Section V.E.(iv) to the contrary, all Unused Precious Metals will be purchased by QiG Group within ninety (90) days of the end of the applicable “price-lock” period at Greatbatch’s cost for such Unused Precious Metals.

(v)	In the event that Greatbatch’s inventory of any precious metal that is part of such “price-lock” is fully depleted prior to the completion of the applicable “price-lock” period, the “price-lock” shall be terminated and the cost of the precious metal will be the market price of the precious metal at the time of Greatbatch’s next purchase of such precious metal.

F.	Greatbatch will provide Relevant Project Components to QiG Group pursuant to purchase orders to be issued by QiG Group. The general terms and conditions of

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sale for Relevant Project Components sold by Greatbatch to QiG Group hereunder are set forth in this Agreement. The Parties expressly agree that none of the terms and conditions of any standard purchase preprinted forms used by either Greatbatch or the QiG Group in effectuating the purchase and sale transactions contemplated by this Agreement (including, but not limited to, purchase orders, acknowledgements and acceptance forms, invoices, labels and shipping documents) will apply, except insofar as a purchase order or acknowledgement establishes the quantity, destination, shipping information and the desired delivery date (which must satisfy the standard lead times identified for the applicable Relevant Project Component).

G.	QiG Group’s purchase order form shall set forth, at a minimum, the quantity of Relevant Project Components ordered, the address of the facility of QiG Group (or its affiliate) to which the Relevant Project Components should be shipped and requested delivery dates (which shall be no less than the lead time set forth in Section VI below).

H.	Unless QiG Group gives Greatbatch written instructions as to the method of shipment and carrier, Greatbatch shall select the methods of shipment and the carrier for the respective purchase order. Greatbatch shall prepay transportation and similar charges upon shipment. Title to all Relevant Project Components conforming to QiG Group’s purchase order shall pass, free and clear of all encumbrances, at the EXW shipping point, which shall be Greatbatch’s facility. QiG Group assumes and agrees to bear all risk of damage or loss to the Relevant Project Components after delivery by Greatbatch to the carrier at the EXW shipping point. QiG Group hereby releases Greatbatch from any and all claims and liability with respect to any such in-transit damages or losses to the goods. QiG Group shall be responsible for securing insurance coverage to cover shipments and deliveries hereunder.

I.	Greatbatch shall perform testing to ensure that certain Relevant Project Components delivered to QiG Group meet all applicable Specifications and such testing will be at Greatbatch’s cost, except as set forth below. QiG Group inspection of incoming Relevant Project Components will rely upon Greatbatch testing and may consist of an examination of Greatbatch’s testing documentation as well as independent testing by QiG Group. Notwithstanding the foregoing, QiG Group shall attempt to inspect all Relevant Project Components within thirty (30) days, but not to exceed sixty (60) days, and notify Greatbatch if any of the Relevant Project Components fail to meet the Specifications and quality standards for such Relevant Project Components. Prior to the Effective Date, QiG Group has provided, at no cost to Greatbatch, one (1) IPG board level testing station, one

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(1) IPG Charging 6 Bay station, one (1) IPG Fine Tune station, one (1) IPG final functional testing station and one (1) EPG board level testing station (the “Generation 1 Stations”). On or prior to March 31, 2016, QiG Group shall provide, to Greatbatch, one (1) IPG board level testing station and one (1) IPG final functional testing station (the “Generation 1A Stations”). To the extent that Greatbatch requests QiG Group to provide new or additional testing stations in addition to the Generation 1 or Generation 1A Stations (the “New Testing Stations”), QiG Group will use commercially reasonable efforts to develop, design and provide such New Testing Stations on the delivery schedule requested by Greatbatch. Greatbatch will be responsible for the hardware costs of the Generation 1A Stations and New Testing Stations and such costs shall be negotiated in good faith between the parties. Greatbatch will be responsible for its costs to validate and implement the Generation 1A Stations and New Testing Stations.

If QiG Group provides (i) periodic revisions or improvements, both software related and mechanical/structural, to any testing stations or (ii) new testing stations as a result of a QiG Group initiated redesign or modification, including, without limitation the Generation 2 Testing Stations expected to be delivered by QiG Group to Greatbatch in the first quarter of 2017 (collectively, the “QiG Initiated Stations”), QiG Group will be solely responsible for the cost of such revisions or improvements or such QiG Initiated Stations and QiG Group will reimburse Greatbatch for Greatbatch’s costs to validate and implement such revisions or improvements or QiG Initiated Stations. QiG Group will be responsible for all labor costs associated with developing, designing and providing the Generation 1A Stations, New Testing Stations, and QiG Initiated Stations. QiG Group agrees that it will provide, at no cost to Greatbatch, reasonable and necessary training, technical support and troubleshooting assistance for the Generation 1A Stations, New Testing Stations, and QiG Initiated Stations until such time that the Generation 1A Stations, New Testing Stations or QiG Initiated Stations, as applicable, perform to a mutually agreed upon level that is to be negotiated in good faith between the Parties. Within thirty (30) days of the expiration or termination of this Agreement, QiG Group shall purchase from Greatbatch all testing stations provided to, or purchased by, Greatbatch under this Section V.I. and the purchase price shall be the net book value of all such testing stations at the date of expiration or termination of this Agreement.

J.	QiG Group and Greatbatch agree to use their best efforts to mutually agree on (i) a testing protocol for the Relevant Project Components and (ii) a resolution with the suppliers of the [***] to reduce the “[***]” rate of the applicable [***], in order

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to achieve a “[***]” for the Relevant Project Components (including, all underlying [***]) of at least [***]% as soon as possible. Greatbatch and QiG Group hereby appoint Mauricio Arellano and Norbert Kaula as their respective representatives to achieve such agreement.

K.	Commencing on [***], QiG Group shall pay to Greatbatch, in addition to the price for the IPGs and EPGs set forth in Appendix B of this Agreement, a surcharge for each IPG and EPG purchased by QiG Group during the next [***] ([***]) months (the “[***] Surcharge”). Greatbatch and QiG Group agree to calculate the [***] Surcharge on [***] and [***] (each the “[***] Surcharge Calculation Date”), and such [***] Surcharge shall remain in effect for [***] ([***]) months after the applicable [***] Surcharge Calculation Date. The [***] Surcharge for each IPG and EPG, as applicable, shall be calculated as follows (i)(A)(I) [***]% minus (II) the IPG or EPG [***] before final assembly, as applicable, multiplied by (B) the cost of the IPG or EPG [***], as applicable, multiplied by (ii) [***] percent ([***]%). For purposes of calculating the [***], Greatbatch (i) will not include [***] that failed the Greatbatch incoming inspection process, that were returned to the [***] supplier, and for which Greatbatch was issued a refund, and (ii) will include [***] that failed the [***] testing in calculating previous [***] Surcharges but that pass the [***] testing in calculating the current [***] Surcharge and that Greatbatch will use in the production of the IPGs and EPGs, as determined in its sole reasonable discretion. For purposes of calculating the [***] Surcharge, the cost of the IPG [***] is $[***] and the cost of the EPG [***] is $[***]. For illustrative purposes only, if an IPG has a [***] of [***]%, then QiG Group will pay a [***] Surcharge of $[***] to Greatbatch for each IPG purchased by QiG Group during the next [***] ([***]) month period (i.e. ([[***]% – [***]%) * $[***]] * [***]% = $[***]). For illustrative purposes only, if an EPG has a [***] of [***]%, then QiG Group will pay a [***] Surcharge of $[***] to Greatbatch for each EPG purchased by QiG Group during the next [***] ([***]) month period (i.e. ([[***]% – [***]%) * $[***]] * [***]% = $[***]). The [***] Surcharge for the IPG will be discontinued once the IPG [***] before final assembly and the IPG [***] after final assembly each achieve [***]% or [***], whichever occurs first. The [***] Surcharge for the EPG will be discontinued once the EPG [***] before final assembly and the EPG [***] after final assembly each achieve [***]% or [***], whichever occurs first.

L.	Commencing on [***], QiG Group shall pay to Greatbatch, in addition to the price for the IPGs and EPGs set forth in Appendix B of this Agreement, a surcharge for each IPG and EPG purchased by QiG Group during the next [***] ([***]) months (the “IPG/EPG Level Surcharge”); provided, that in the event that

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an IPG/EPG Level Surcharge is payable with regards to the EPGs and the manufacturing of the EPGs has not yet been moved to Greatbatch’s Tijuana, Mexico facility, then the [***] Surcharge for the EPGs shall be paid in lieu of the IPG/EPG Level Surcharge. Greatbatch and QiG Group agree to calculate the IPG/EPG Level Surcharge on [***] and every [***] ([***]) months thereafter (each calculation date, the “IPG/EPG Level Surcharge Calculation Date”), and such IPG/EPG Level Surcharge shall remain in effect until the next IPG/EPG Level Surcharge Calculation Date. The IPG/EPG Level Surcharge for each IPG and EPG, as applicable, shall be calculated as follows (i)(A)(I)(x) [***]% minus (y) the IPG or EPG [***] before final assembly, as applicable, multiplied by (II) the cost of the IPG or EPG [***], as applicable, multiplied by (B) [***] percent ([***]%), plus (ii)(A)(I) [***]% minus (II) the IPG or EPG [***] after final assembly, as applicable, multiplied by (B) the price of the IPG or EPG, as applicable. For purposes of calculating the [***], Greatbatch (i) will not include [***] that failed the Greatbatch incoming inspection process, that were returned to the [***] supplier, and for which Greatbatch was issued a refund, and (ii) will include [***] that failed the [***] testing in calculating previous [***] Surcharges or IPG/EPG Level Surcharges but that pass the [***] testing in calculating the current IPG/EPG Level Surcharge and that Greatbatch will use in the production of the IPGs and EPGs, as determined in its sole reasonable discretion. For purposes of calculating the IPG/EPG Level Surcharge, the cost of the IPG [***] is $[***], the cost of the EPG [***] is $[***], the price of the IPG is $[***], and the price of the EPG is $[***]. For illustrative purposes only, if an IPG has a [***] of [***]%, and a [***] of [***]%, then QiG Group will pay an IPG/EPG Level Surcharge of $[***] to Greatbatch for each IPG purchased by QiG Group during the next [***] ([***]) month period (i.e. [([***]% – [***]%) * $[***] * [***]%] + [([***]% – [***]%) * $[***]] = $[***]). For illustrative purposes only, if an EPG has a [***] of [***]%, and a [***] of [***]%, then QiG Group will pay an IPG/EPG Level Surcharge of $[***] to Greatbatch for each EPG purchased by QiG Group during the next [***] ([***]) month period (i.e. [([***]% – [***]%) * $[***] * [***]%] + [([***]% – [***]%) * $[***]] = $[***]).The IPG/EPG Level Surcharge for the IPG will be discontinued once the IPG [***] before final assembly and the IPG [***] after final assembly each achieve [***]%. The IPG/EPG Level Surcharge for the EPG will be discontinued once the EPG [***] before final assembly and the EPG [***] after final assembly each achieve [***]%. In the event that QiG Group is paying an IPG/EPG Level Surcharge on [***], QiG Group and Greatbatch agree to use their best efforts to reduce the effects of a “[***]” for the Relevant Project Components (including, all underlying [***]) of less than [***]%.

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M.	QiG Group may reject any shipments or deliveries of Relevant Project Components, which are short, nonconforming, defective or deficient and may request correction and/or replacement. Rejected shipments or deliveries of Relevant Project Components shall at the request of Greatbatch be set aside for Greatbatch inspection, or at the request of Greatbatch shipped freight prepaid to Greatbatch. Within 48 hours of receiving returns of Relevant Project Components, Greatbatch will host a joint call with QiG Group to discuss the return, product history and investigational plan. All Relevant Project Components returned to Greatbatch shall be accompanied by a copy of their original shipping documents and the name and phone number of the person at QiG Group to be contacted regarding such return. Promptly upon receipt of notice of such shortage, non-conformance, defect or deficiency, Greatbatch shall immediately notify QiG Group:

(i)	as to how Greatbatch will replace the defective or deficient Relevant Project Components upon return to Greatbatch, ship replacement Relevant Project Components, or otherwise promptly correct such shortage, non-conformance, or deficiency; and/or

(ii)	whether such shipment of Relevant Project Components shall be set aside and held by QiG Group or returned to Greatbatch and the address to which such affected Relevant Project Components should be returned, or whether such Relevant Project Components should otherwise be disposed of.

If QiG Group elects to cancel or rescind such purchase, Greatbatch shall promptly refund and reimburse QiG Group the price paid by QiG Group for such purchase, including freight and shipping costs incurred by QiG Group in connection with such purchase, prior to the return of the same to Greatbatch. If QiG Group elects to have the Relevant Project Component replaced, Greatbatch shall bear or shall reimburse QiG Group for all costs and expenses incurred by QiG Group to repackage, ship and return affected Relevant Project Components to Greatbatch and shall issue a credit memo for the amount of the purchase price of the returned Relevant Project Components.

N.	In the event of any act of God or any other causes beyond the control of Greatbatch, including, but not limited to, fire, explosion, strikes, war, act of any governmental agency, material or labor shortage (excluding those related to Greatbatch’s workforce), or a delay or default caused by a common carrier (“Force Majeure”), Greatbatch shall not be liable for any delay in shipment or non-delivery of Relevant Project Components covered by this Agreement arising from Force Majeure, and QiG Group shall be bound to accept the delayed

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shipment or delivery made within a reasonable time. In the event of Force Majeure, QiG Group shall be excused for the failure to take and pay for Relevant Project Components ordered under this Agreement, until such Force Majeure condition is removed. In the event such conditions cannot be corrected by the Party affected within [***] days of the date of the occurrence of a Force Majeure event, then the other Party shall have the option to terminate this Agreement upon one (1) month prior notice.

O.	For the three year period commencing upon the Effective Date, payment terms are net [***], EXW Greatbatch’s shipping point. Commencing upon the three year anniversary of the Effective Date through the end of the Term, payment terms will become net [***], EXW Greatbatch’s shipping point.

P.	The Parties will collaborate to identify cost reduction initiatives relating to the supply of the Relevant Project Components under this Agreement. Subject to Section IV.B. above, all savings and cost reductions (other than those recognized in connection with any relocation of a manufacturing facility, including, without limitation, a relocation of the manufacturing facility from the Plymouth, Minnesota facility), regardless of whether identified collaboratively or independently by either party, will be shared by the parties as set forth below and each party will disclose to the other any such savings that it acquires or generates. Subject to Section IV.B. above, in the event that Greatbatch and QiG Group are willing to share the expenses associated with the implementation of any such cost proposal (other than any relocation of a manufacturing facility, including, without limitation, a relocation of the manufacturing facility from the Plymouth, Minnesota facility), cost savings shall be split [***] percent ([***]%) to Greatbatch and [***] percent ([***]%) to QiG Group; provided, that any such cost savings shall not be split until each Party has fully recovered its expenses associated with any such cost proposal. The Parties will recover their expenses [***] (e.g. if Greatbatch invests $[***] and QiG Group invests $[***] in the cost proposal, Greatbatch will receive $[***] for every $[***] recovered by QiG Group prior to the split of the cost savings). Greatbatch shall give QiG Group notice of the implementation of cost reductions as soon as practicable, but in any event within thirty (30) days of the accomplished reduction. Thereafter, all invoices shall reflect the applicable reduced pricing and the Parties shall work to update Appendix B accordingly.

VI.	LEAD TIME:

Standard lead time for the manufacturing of the Relevant Project Components is twelve (12) weeks unless the Parties otherwise agree in writing. Greatbatch will use

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commercially reasonable efforts to deliver the Relevant Project Components in accordance with the foregoing lead time.

VII.	FORECAST PLANNING:

On a monthly basis, QiG Group will provide [***] ([***]) months firm orders and an additional [***] ([***]) months forecasts stating its anticipated needs for Relevant Project Components. This will provide Greatbatch with a total of [***] months projected requirements for planning purposes at all times. A new firm order requirement and the next month forecasted quantity will be provided each succeeding month. Forecasts covering QiG Group’s [***]-month anticipated needs are non-binding and are for planning purposes only.

Greatbatch will hold at least [***] ([***]) weeks of supply of the Relevant Project Components, [***] ([***]) of which will be in the form of finished goods and [***] ([***]) of which will be in the form of WIP (collectively, the “Safety Stock”). This [***] ([***]) week amount will be determined based on the rolling [***] ([***]) month forecast described in the preceding paragraph. The Safety Stock will satisfy any purchase order according to FIFO (First In First Out) unless otherwise agreed to by the Parties in writing. QiG Group will be responsible for purchasing any Relevant Project Component that remains in Safety Stock for at least [***] ([***]) months.

VIII.	CONSIGNMENT

A.	Simultaneous with the execution of the Agreement, and on a monthly basis thereafter, QiG Group will provide Greatbatch with a [***] ([***]) month rolling forecast of QiG Group’s reasonably expected monthly order volume for the Relevant Project Components to be consigned at QiG Group’s Blaine, Minnesota location (the “Consigned Products”) for the forthcoming [***] ([***]) month period. QiG Group will update the forecast monthly. QiG Group shall order Consignment Product by issuance of a purchase and/or blanket order (each, a “Consignment Order”) to Greatbatch. Consignment Orders which conform to the terms of this Agreement shall be deemed to be accepted by Greatbatch and Greatbatch will acknowledge receipt of such Consignment Order by written notice to QiG Group, (“Acknowledged Order”). Greatbatch will use commercially reasonable efforts to accept any orders or blanket orders that do not conform to the terms of this Agreement. Greatbatch shall deliver such Consignment Products in accordance with the delivery schedule specified by QiG Group in the Consignment Order.

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B.	Upon receipt of a Consigned Product, QiG Group shall track the Consignment Products received (“Consignment Inventory”) and copies of the tracking reports shall be furnished to Greatbatch upon request. Consignment Inventory shall be identified as the property of Greatbatch. The Consignment Products shall be segregated from other goods either of the same or different character belonging either to QiG Group or to any third party and shall be stored in an area in QiG Group’s (or its designee’s) facility separate from and not mingled with other goods of QiG Group or of any third party. Upon reasonable advance written notice and no more than once in any calendar quarter, Greatbatch shall have reasonable access to the Consignment Products at QiG Group’s facility for the purposes of verifying tracking reports or inspecting the condition of the Consignment Products. In the event of a threatened or actual breach of the Agreement by QiG Group, Greatbatch shall have immediate access to the Consignment Products for the purposes of verifying tracking reports or inspecting the condition of the Consignment Products. The Parties agree that the volume of Consignment Inventory will be taken into account when calculating the amount of Greatbatch’s Safety Stock. Notwithstanding anything in this Agreement to the contrary, in no event will the Consignment Inventory exceed [***] ([***]) weeks of supply of the Relevant Project Components and Greatbatch shall have no obligation to deliver any Relevant Project Components to QiG Group for so long as the Consignment Inventory equals or exceeds [***] ([***]) weeks of supply of the Relevant Project Components. This [***] ([***]) week amount will be determined based on the rolling [***] ([***]) month forecast described in Section VIII.A. above.

C.	If QiG Group receives any Consignment Products which do not meet the applicable Specifications, QiG Group shall notify Greatbatch within two weeks of discovery or determination that the Consignment Products do not meet Specifications, and Greatbatch shall retrieve such Consignment Products from QiG Group at Greatbatch’s sole expense, and QiG Group shall not be required to pay for any such Consignment Products. Notwithstanding the immediately preceding sentence, QiG Group may not return, and QiG Group will be responsible for paying the applicable price for, any Consignment Product if any repair, alteration, modification or work has been performed on such Consignment Product, or if the alleged defect is the result of abuse, misuse, improper maintenance or storage, accident, action or inaction on the part of any QiG Group, its agents or representatives or any third party after delivery of the Consignment Products to QiG Group or its designee.

D.	Upon QiG Group transferring any Consignment Product out of Consignment Inventory and (i) into QiG Group’s or its designee’s manufacturing area or (ii) out

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of QiG Group’s Blaine, Minnesota facility (“Transfer Date”) such Consignment Product shall become the property of QiG Group and title to such Consignment Product shall pass to QiG Group. QiG Group shall notify Greatbatch every Monday (or the next business day, if Monday is not a business day) of the quantity of components and part numbers of Consignment Products transferred the prior week via a consignment reconciliation document, and Greatbatch shall send QiG Group an invoice for the transferred Consignment Products. QiG Group shall pay such invoice within [***] days for invoices issued during the three year period commencing upon the Effective Date and within [***] days for invoices issued during the period commencing upon the three year anniversary of the Effective Date through the end of the Term. All reconciliations and payments will be in US dollars.

E.	All Consignment Products stored on QiG Group’s or its designee’s premises shall be Greatbatch’s property until the Transfer Date, and QiG Group may return Consignment Product to Greatbatch at any time prior to such Transfer Date. QiG Group shall withdraw the Consignment Products on a FIFO (First In First Out)basis for each type of Consignment Product. QiG Group will be responsible for purchasing any Consignment Product that remains in Consignment Inventory for at least six (6) months. QiG Group shall be responsible for, and shall indemnify and hold harmless Greatbatch against, any loss, damage, shrinkage or spoilage, to the Consignment Products while at QiG Group’s or its designee’s facility. QiG Group shall maintain insurance, which may include a program of self insurance, covering such losses.

F.	QiG Group will not sell, transfer, assign, pledge, grant a security interest in or otherwise encumber or allow any third party to obtain an interest in any Consignment Products in Consignment Inventory. QiG Group shall comply with all Legal Requirement which might in any way affect Greatbatch’s ownership of the Consignment Products and shall defend, indemnify and hold harmless Greatbatch from and against all losses, damages and expenses arising out of any levy, attachment, lien or process involving the Consignment Products to the extent caused by QiG Group, its agents or representatives.

G.	If the quantity of any Consignment Product ordered by QiG Group for any month is collectively less than [***] percent ([***]%) of the quantity ordered for the preceding month, the Parties shall participate in a telephone conference to discuss the reason for QiG Group’s decrease in consumption of such Consignment Product. If in the month immediately following such decrease in consumption of such Consignment Product, the quantity ordered is collectively less than or equal

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to the quantity ordered for the preceding month, Greatbatch and QiG Group may agree on a new level of Consignment Inventory for such Consignment Product.

H.	Subject to the first sentence of Section VIII.C, all charges and expenses for shipping, receiving, handling and storing the Consignment Products shall be paid by QiG Group. All public charges, whether in the nature of sales, occupational or other taxes (excluding taxes levied on the income of Greatbatch) or assessment or license fees, which shall be levied or assessed against the Consignment Products at QiG Group’s or its designee’s facility, or against QiG Group or Greatbatch by reason hereof, by any federal, state or municipal authority, shall be paid by QiG Group.

I.	QiG Group shall provide Greatbatch with at least [***] ([***]) days’ written notice if any Consignment Product shall be discontinued or replaced. The Parties shall discuss in good faith any needed adjustment in the rolling forecast and in any Consignment Order for such Product or Products as a result of such planned discontinuance or replacement.

IX.	CANCELLATION CHARGES:

In the event that QiG Group cancels a purchase order inside the agreed upon lead time, QiG Group will be responsible for all finished Relevant Project Components, WIP and raw materials and components. In the event that QiG Group cancels a purchase order outside of agreed upon lead time, QiG Group and Greatbatch will negotiate resulting costs.

X.	WARRANTY, INDEMNITY AND LIABILITY LIMITATION:

A.	Limited Warranty:

(i)	Greatbatch warrants that all of the Relevant Project Components sold to QiG Group under this Agreement shall be in conformance with the Specifications and the Quality Agreement applicable to such Relevant Project Components and shall be free from defects in material and workmanship for a period of eighteen (18) months from the date of delivery (the “Warranty Period”). Subject to the limitations set forth in the following sentence, if any Relevant Project Components do not meet the applicable Specifications and QiG Group shall have timely notified Greatbatch, Greatbatch will replace such Relevant Project Components free of charge and will reimburse QiG Group for reasonable out-of-pocket expenses (including freight and customs clearance, if any) incurred by QiG Group in connection with (a) shipment of replacement Relevant

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Project Components to the same location and (b) shipment of the nonconforming Relevant Project Components back to Greatbatch (if so requested by Greatbatch).

The warranty provided in this Section X.A. shall not apply to any Relevant Project Component failure occurring as a result of any of the following: (x) any abuse, misuse, neglect or attempted disassembly of a Relevant Project Component, or any alteration or modification of a Relevant Project Component without the express written consent of Greatbatch; (y) any improper operation, improper installation, or any other use inconsistent with any applicable law, rule, regulation or governmental directive; or (z) any use inconsistent with the then current specifications of Greatbatch for the Relevant Project Components or with any warning or recommended operating practice specific to the Relevant Project Components that may be provided to QiG Group from time to time by Greatbatch in writing.

(ii)	THE WARRANTY PROVIDED IN SECTION X.A(i) ABOVE IS THE SOLE AND EXCLUSIVE WARRANTY GIVEN BY GREATBATCH WITH RESPECT TO THE RELEVANT PROJECT COMPONENTS. GREATBATCH MAKES NO OTHER WARRANTY AND HEREBY EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND NO IMPLIED WARRANTY SHALL ARISE BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. NO REPRESENTATIVE OF GREATBATCH IS AUTHORIZED TO GIVE OR MAKE ANY OTHER REPRESENTATION OR WARRANTY OR TO MODIFY THE FOREGOING WARRANTY IN ANY WAY.

B.	LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL GREATBATCH BE LIABLE TO QIG GROUP (X) FOR BREACH OF WARRANTY OR BASED UPON ANY OTHER THEORY UNDER THIS AGREEMENT FOR AN AMOUNT IN EXCESS OF THE TOTAL AMOUNT THAT QIG GROUP HAS PAID OR THAT IS PAYABLE TO GREATBATCH UNDER THIS AGREEMENT FOR THE IMMEDIATELY PRECEDING 12 MONTH PERIOD, BUT IN NO EVENT MORE THAN $10 MILLION, BUT SUCH LIMITATION WILL NOT APPLY TO GREATBATCH’S INDEMNIFICATION

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OBLIGATIONS UNDER SECTION X.D OR (Y) FOR ANY LOST PROFITS OR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, EXEMPLARY OR SPECIAL DAMAGES OF ANY KIND.

C.	QiG Group hereby agrees to indemnify and hold harmless Greatbatch and any officer, director, employee, or stockholder of Greatbatch (the “Greatbatch Indemnitees”) from and against any and all losses, damages, liabilities, expenses, costs or damages arising out of or related to any claim or lawsuit against any Greatbatch Indemnitees:

(i)	on account of personal injury or death to any person, resulting from the use of any Product of QiG Group in which any Relevant Project Components are used, unless both of the following facts are present: (a) one of the Relevant Project Components was not manufactured by Greatbatch within the Specifications for such Relevant Project Components provided for in this Agreement, and (b) such Relevant Project Components was the sole and direct cause in the failure of any Product that gives rise to any such personal injury or death;

(ii)	for infringement of any patent or intellectual property rights of any third party as a result of Greatbatch’s use of a QiG Group design for the Relevant Project Component or Product;

(iii)	for any violation of law by QiG Group; and

(iv)	for the gross negligence or willful misconduct of QiG Group.

QiG Group will defend, manage and assume all costs of any lawsuit or claim related to the indemnification provided for in this Section X.C. Greatbatch will notify QiG Group promptly after Greatbatch becomes aware of any claim by any third party with respect to which Greatbatch would be entitled to indemnification hereunder. Greatbatch will not settle or offer to settle any such claim or lawsuit without QiG Group’s prior written approval.

D.	Greatbatch hereby agrees to indemnify and hold harmless QiG Group from and against any and all losses, damages, liabilities, expenses, costs or damages arising out of or related to any claim or lawsuit against QiG Group or any officer, director, employee, stockholder or agent of QiG Group (the “QiG Group Indemnitees”):

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	on account of personal injury or death to any person, resulting from the use of any Relevant Project Components in any Product of QiG Group, unless either of the following facts are present: (a) the Relevant Project Component(s) were manufactured by Greatbatch within the Specifications for such Relevant Project Components provided by QiG Group, and (b) the Relevant Project Component(s) was not the sole and direct cause in the failure of the Product that gives rise to any such personal injury or death;

(ii)	for infringement of any patent or intellectual property rights of any third party as a result of QiG Group’s use of a Greatbatch design for a Relevant Project Component;

(iii)	for any violation of law by Greatbatch; and

(iv)	for the gross negligence or willful misconduct of Greatbatch.

Greatbatch will defend, manage and assume all costs of any lawsuit or claim related to the indemnification provided for in this Section X.D. QiG Group will notify Greatbatch promptly after QiG Group becomes aware of any claim by any third party with respect to which QiG Group would be entitled to indemnification hereunder. QiG Group will not settle or offer to settle any such claim or lawsuit without Greatbatch’s prior written approval.

E.	Insurance.

(i)	Each Party shall procure and maintain products liability and completed products insurance and cause each of its insurers to issue an endorsement to the following insurance policies adding the other Party as an additional insured. The insurance required under this Section X.E. must include the following coverage limits:

(a)	Bodily Injury:

$[***] Each Occurrence
$[***] General Aggregate

(b)	Property Damage:

$[***] Each Occurrence
$[***] General Aggregate.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	The insurance must be maintained at all times during this Agreement and for a minimum period of two years after this Agreement is terminated, and each Party must continue to provide evidence of such coverage to the other Party on an annual basis during that period. In addition:

(a)	The coverage afforded under any insurance policy a Party obtains must be primary to any valid and collectible insurance that the other Party may carry; any insurance policies issued to the other Party shall only apply, if at all, as excess insurance.

(b)	Any insurance policy a Party obtains must provide that at least 30 days prior written notice shall be given to the other Party in the event of any material change, cancellation or expiration of the coverage under the policy.

(c)	A Party must deliver to the other Party, within 10 days after the date the Party executes this Agreement, copies of all insurance policies required to be procured by the Party under this Agreement. If any insurance required under this Agreement expires or is replaced, the Party must supply the other Party with declarations pages, mandatory riders and endorsements listing the other Party as an additional insured and evidencing the continuation of all required coverages. The other Party’s failure to receive copies of the insurance policies required under Section X.E(ii) above, or to demand such copies before the other Party begins work, shall not be construed as the other Party’s waiver of the first Party’s obligations to obtain the required insurance.

(d)	If a Party or its insurer(s) make(s) any payment toward any loss covered under any policy of insurance that the other Party is required to procure under this Agreement, the Party’s insurer(s) shall be subrogated to all of the other Party’s rights of recovery against any person or organization including, but not limited to, the other Party’s insurer(s), and the other Party must execute and deliver all papers and anything else that is necessary to secure those rights.

F.	The Parties will cooperate fully with each other with respect to any mandatory safety related formal recall of any Product ordered by, or in consultation with, any regulatory authority. In the event of any such recall, replacement or field corrective action resulting from a product defect in any Related Project

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Component, Greatbatch will repair or replace such defective Related Project Component at its own cost and expense.

XI.	CONFIDENTIALITY

A.	Identification of Confidential Information. Confidential Information provided by one Party (as applicable, the “disclosing party”) to any other Party (as applicable, the “receiving party”) and entitled to protection under this Agreement shall be identified as such by appropriate markings on any documents exchanged. If the disclosing party provides information other than in written form, such information shall be considered Confidential Information only if (i) the information by its nature would reasonably be considered of a confidential nature or if the receiving party, due to the context in which the information was disclosed, should have reasonably known it to be confidential, and (ii) either the disclosing party gives written notice within thirty (30) days of disclosure that such information is to remain confidential or the disclosing party had previously confirmed in writing that such information was confidential.

B.	Protection of Confidential Information. Each Party acknowledges that the other Party claims its Trade Secrets and other Confidential Information as special, valuable and unique assets. During the Restricted Period (as defined below) for itself and on behalf of its officers, directors, agents, and employees, each Party agrees to the following:

(i)	The receiving party will not disclose any Confidential Information to any third party or disclose to an employee unless such third party or employee has a need to know such Confidential Information in order to enable the disclosing party to exercise its rights or perform its obligations under this Agreement and such third party or employee is subject in writing to substantially the same confidentiality obligations as the Parties. The receiving party will use the Confidential Information only for the purposes of exercising its rights or fulfilling its obligations under this Agreement and will not otherwise use it for its own benefit. In no event shall the receiving party use less than the same degree of care to protect the Confidential Information as it would employ with respect to its own information of like importance which it does not desire to have published or disseminated.

(ii)	If the receiving party faces legal action or is subject to legal proceedings requiring disclosure of Confidential Information, then, prior to disclosing any such Confidential Information, the receiving party shall promptly

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

notify the disclosing party and, upon the disclosing party’s request, shall cooperate with the disclosing party in contesting such request or in obtaining a protective order or other similar injunctive relief.

(iii)	The Parties acknowledge that monetary damages may not be sufficient remedy for a breach of obligation of confidentiality in this Agreement and agree that each Party shall be entitled to seek appropriate equitable remedies, including injunctive relief, to prevent the unauthorized use or disclosure of any Confidential Information.

(iv)	For purposes hereof, the term “Restricted Period” means (a) in the case of the Trade Secrets of a disclosing party, in perpetuity; and (b) in the case of other Confidential Information of a disclosing party, during the term of this Agreement and for five years thereafter.

C.	Return of Confidential Information. All information furnished under this Agreement shall remain the property of the disclosing party and shall be returned to it or destroyed or purged promptly as its request upon termination of this Agreement; provided, however, that (i) QiG Group may retain Confidential Information of Greatbatch as reasonably necessary for QiG Group to be able to complete the use of Relevant Project Components on order or in inventory at the time of termination and to support Relevant Project Components already used by QiG Group in the Products, and (ii) Greatbatch may retain Confidential Information of QiG Group as reasonably necessary to fulfill its obligations under this Agreement. All documents, memoranda, notes and other tangible embodiments whatsoever prepared by the receiving party based on or which includes Confidential Information shall be destroyed to the extent necessary to remove all such Confidential Information upon the disclosing party’s request. An authorized officer of the receiving party shall, upon written request of the disclosing party, certify all destruction under this Section XI.C in writing to the disclosing party.

D.	Limitations. The confidentiality obligations in this Article XI shall not apply to disclosed information which the receiving party can prove: (a) was already part of the public domain at the time of the disclosure by the disclosing party; (b) becomes part of the public domain through no fault of the receiving party (but only after and only to the extent that it is published or otherwise becomes part of the public domain); (c) was in the receiving party’s possession prior to the disclosure by the disclosing party and was not acquired, directly, or indirectly, from the disclosing party or from a third party who was under a continuing obligation of confidence to the disclosing party; (d) is received (after the

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disclosure by the disclosing party) by the receiving party from a third party who did not require the receiving party to hold it in confidence and did not acquire it directly or indirectly, from the disclosing party under a continuing obligation of confidence; or (e) is disclosed by the receiving party pursuant to judicial compulsion, provided that the receiving party uses reasonable effort to notify the disclosing party at the time such judicial action is initiated.

E.	Public Announcements. Notwithstanding anything to the contrary contained in this Agreement, neither Party may initiate or make any public announcement or other disclosure concerning the terms and conditions or the subject matter of this Agreement to any third party without the prior written approval of the other Party except as may be required by law. In those circumstances where either Party believes that any such disclosure is required by law, it shall (i) notify the other Party on a timely basis in advance, and (ii) use its best efforts to seek confidential treatment of the material provisions of this Agreement to the greatest extent permitted by law.

XII.	INTELLECTUAL PROPERTY

A.	Background Intellectual Property. All Intellectual Property of QiG Group first conceived and reduced to practice either prior to the Effective Date or independent of performance of this Agreement will remain the exclusive property of QiG Group. All Intellectual Property of Greatbatch first conceived and reduced to practice either prior to the Effective Date or independent of performance of this Agreement will remain the exclusive property of Greatbatch.

B.	Ownership of Newly Created Intellectual Property.

(i)	All Intellectual Property developed solely by a Party or acquired from a third party by a Party during the Term, whether in connection with this Agreement or otherwise, (“Improvements”) will be owned solely by such Party.

(ii)	The Parties agree that:

(a)	Any Intellectual Property resulting from the joint contributions of Greatbatch and QiG Group personnel or contractors during the Term will be “Joint IP”. For purposes hereof, the sole standard for establishing whether or not any Intellectual Property is Joint IP will be that if the Intellectual Property in question were going to be patented under the laws of the United States (whether patentable or

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not), an employee of each Party would be required to be named as an inventor in order for the patent to be legally valid and enforceable. All Joint IP will be owned jointly by the Parties. Joint IP will be subject to all of the terms and conditions of this Agreement. There will be no duty to account to the other Party for any use, sale or license of any Joint IP owned jointly by the Parties. Each Party will execute, and will cause its employees and contractors and its Affiliates’ employees and contractors to execute, such assignments as may be necessary or advisable under law to effectuate the intent of this Section XII.B.(ii).

(b)	To the extent that any right, title or interest in or to any Intellectual Property vests in a Party, by operation of Legal Requirement or otherwise, in a manner contrary to the agreed upon ownership as set forth in this Agreement, such Party shall, and hereby does, irrevocably assign to the other Party any and all such right, title and interest in and to such Intellectual Property to the other Party, in a manner consistent with this Agreement without the need for any further action by any Party.

(c)	Each Party will be solely responsible for determining whether to file and prosecute any patent application for any of its exclusively owned Intellectual Property, including, but not limited to, existing Intellectual Property, in any jurisdiction, paying all legal expenses, filing fees and maintenance fees relating thereto, and for determining whether and when to enforce its rights in any such Intellectual Property.

(d)	The Parties shall jointly determine whether or not to file and prosecute a patent application for any Resultant Patents covering Joint IP, and, if so, in which jurisdictions and for how long. Greatbatch shall be entitled to propose patent counsel for any such application and patent prosecution, subject to QiG Group’s approval which shall not be unreasonably withheld. All legal expenses, filing fees and maintenance fees for all Resultant Patents shall be shared equally both during the Term and after the termination of this Agreement for Joint IP. After termination of this Agreement, if a Party no longer desires to contribute to the fees or expenses for any Resultant Patent that is jointly owned, it shall notify the other Party on a timely basis, who shall have the option to elect to maintain such patent. In such event, the Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

desiring not to pay fees or expenses shall assign such patent to the other Party and have no right to make, use or sell a product covered by a Resultant Patent.

(e)	Each Party shall promptly notify the other Party of any infringement or threatened infringement of any Joint IP, including, but not limited to, a Resultant Patent. During the Term, the Parties shall determine what enforcement actions are appropriate with respect to jointly owned, Joint IP and shall cooperate with respect thereto. After the termination of this Agreement, each Party may enforce its rights to any jointly owned, Joint IP, and agrees and consents to be named by the other Party as a nominal party plaintiff in connection therewith.

(f)	The provisions governing Joint IP set forth in this Article XII shall survive the expiration or termination of this Agreement.

XIII.	MISCELLANEOUS:

A.	No Waiver. The failure of any Party to enforce at any time or for any period any of the provisions of this Agreement shall not be construed to be waiver of those provisions or of the right of that Party thereafter to enforce each and every provision hereof.

B.	Assignment. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties’ respective successors and permitted assigns. This Agreement shall not be assignable by any Party without the prior written consent of the other Party; provided, however, that, upon thirty (30) days’ prior written notice to the other Party but without the other Party’s prior consent, a Party (i) may assign this Agreement, in whole or in part, to any of its Affiliates provided that the assigning Party shall remain primarily liable under this Agreement and/or (ii) shall assign this Agreement to the successor to such Party in connection with a Change of Control of such Party provided that such successor, in the reasonable judgment of the other Party, is able to perform the assigning Party’s obligations under this Agreement.

C.	Notices. Unless otherwise provided in this Agreement, any notice to be given hereunder shall be in writing and (a) delivered personally (to be effective when so delivered), (b) mailed by registered or certified mail, return receipt requested (to be effective four days after the date it is mailed) or (c) sent by Federal Express or other overnight courier service (to be effective when received by the addressee),

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to the following addresses (or to such other addresses which any Party shall designate in writing to the other Party):

If to Greatbatch:

Greatbatch Ltd.

10000 Wehrle Drive

Clarence, NY 14031

Attention: General Counsel

If to QiG Group:

QiG Group LLC

5830 Granite Parkway, Suite 1100

Plano, Texas, 75024

Attention: Chief Executive Officer

D.	Routine Communication. Notwithstanding the provisions of Section XIII.C, routine communications may be sent by first-class mail, postage prepaid.

E.	Successors and Assigns. This Agreement is binding on and inures to the benefit of the Parties and their respective permitted successors and permitted assigns.

F.	Injunctive Relief. The Parties hereto agree that irreparable harm would occur in the event that any of the agreements or provisions of this Agreement were not performed fully by the Parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of the Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the Parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the Parties hereto shall be entitled to seek an injunction or injunctions, without the necessity of proving actual damages, to restrain, enjoin and prevent breaches of this Agreement by the other Parties and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, such remedy being in addition to, and not in lieu of, any other rights and remedies to which the other Parties are entitled to at law or in equity.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

G.	Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

H.	Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy that may arise under this Agreement, including any appendices attached to this Agreement, is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement, including any appendices attached to this Agreement, or the transactions contemplated hereby.

I.	No Third-Party Beneficiaries. This Agreement benefits solely the Parties to this Agreement and their respective permitted successors and permitted assigns and nothing in this Agreement, express or implied, confers on any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

J.	Titles of Sections. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

K.	Entire Agreement. This Agreement constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among the Parties hereto with respect to the subject matter hereof. Except as provided otherwise herein, this Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the Party sought to be charged with such amendment or waiver. The recitals hereto are true and correct, and are part of this Agreement.

L.	Counterparts. This Agreement may be executed either directly or by an attorney-in-fact, in any number of counterparts of the signature pages, each of which shall be considered an original. Facsimile or pdf transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, and such facsimile or pdf signatures shall be deemed original signatures for purposes of enforcement and construction of this Agreement.

M.	Separability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

N.	Purchases Prior to Effective Date. While this Agreement is being executed as of the Effective Date, the Parties agree that the terms of this Agreement, including, without limitation, Article X hereof, shall apply to all Relevant Project Components sold by Greatbatch to QiG Group prior to the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives.

QiG Group, LLC	Greatbatch Ltd.

By:	By:
Title:	Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LIST OF APPENDICES

Appendix A - Description of Relevant Project Components and Specifications

Appendix B - Prices

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A

TO SUPPLY AGREEMENT

Description of Relevant Project Components and Specifications

Implantables

Greatbatch US Number	Greatbatch OUS Number	QiG Model Number	QiG Catalogue Number	Specification	Specification Revision	Device Description	Geography
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Accessories

Greatbatch US Number	Greatbatch OUS Number	QiG Model Number	QiG Catalogue Number	Specification	Specification Revision	Device Description	Geography
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	Models 5600, 5410, 5301, 5311, 5401, 5420, 5530, 5501, 5511, 5520-45, 5520-60, 5520-75, 5520-90, 5526-45, and 5526-60 have not transferred from Development (QiG) to Production (PLY)

**	Catalogue rev 1.9 indicates models 5410 and 5500 are Obsolete, but items have forecasted volumes in forecast dated 11NOV2015

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

External Devices***

Greatbatch US Number	Greatbatch OUS Number	QiG Model Number	QiG Catalogue Number	Specification	Specification Revision	Device Description	Geography
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***External	Devices are currently manufactured by Minnetronix

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX B

TO SUPPLY AGREEMENT

Prices

IPG Pricing

Annual Volume	2016	2017	2018	2019	2020
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]+	$[***]	$[***]	$[***]	$[***]	$[***]

The parties hereby acknowledge and agree that they will be negotiating in good faith an amendment to this Agreement to add the Pelvistim product line to this Agreement (the “Pelvistim Amendment”). The parties hereby agree that so long as the specifications of the Pelvistim IPG are materially and substantially similar to the Specifications of the Algovita IPG (with the exception of the firmware), the price for the Pelvistim IPG will be [***] as the Algovita IPG pricing set forth above; provided, that in the event that the specifications of the Pelvistim IPG are not materially and substantially similar to the Specifications of the Algovita IPG (with the exception of the firmware), the parties will negotiate in good faith an adjustment to the price of the Pelvistim IPG. For purposes of calculating the annual volumes above, the total quantities of the Algovita IPGs and the Pelvistim IPGs purchased and delivered in the relevant calendar year shall be combined.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Leads/Extensions Pricing

Annual Volume	2016	2017	2018	2019	2020
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]+	$[***]	$[***]	$[***]	$[***]	$[***]

The parties hereby agree that the price for the Pelvistim Leads/Extensions with the specifications set forth in that certain [***] (the “Pelvistim Lead/Extension Specifications”) will [***] the Algovita Leads/Extensions pricing set forth above; provided, that in the event that the Pelvistim Lead/Extension Specifications materially change prior to the execution of the Pelvistim Amendment, the parties will negotiate in good faith an adjustment to the price of the Pelvistim Leads/Extensions. For purposes of calculating the annual volumes above, the total quantities of the Algovita Leads/Extensions and the Pelvistim Leads/Extensions purchased and delivered in the relevant calendar year shall be combined.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Minnetronix Externals Pricing

ALL VOLUMES/ALL YEARS
PPC	$[***]
POP	$[***]
Clinician Programmers	$[***]
Patient Feedback Tool	$[***]
EPG	$[***]
Charging Paddle	$[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GMM Externals Pricing

PPC
Annual Volume	2016	2017	2018	2019	2020
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]+	$[***]	$[***]	$[***]	$[***]	$[***]

POP
Annual Volume	2016	2017	2018	2019	2020
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]+	$[***]	$[***]	$[***]	$[***]	$[***]

ALL VOLUMES/ALL YEARS
Clinician Programmers	$[***]
Patient Feedback Tool	$[***]
EPG	$[***]
Charging Paddle	$[***]

The parties hereby agree that so long as the specifications of the Pelvistim EPG are materially and substantially similar to the Specifications of the Algovita EPG (with the exception of the firmware), the price for the Pelvistim EPG will be [***] as the Algovita EPG pricing set forth above; provided, that in the event that the specifications of the Pelvistim EPG are not materially and substantially similar to the Specifications of the Algovita EPG (with the exception of the firmware), the parties will negotiate in good faith an adjustment to the price of the Pelvistim EPG. The parties hereby agree that so long as the specifications of the Pelvistim externals (other than the Pelvistim EPG) are materially and substantially similar to the Specifications of the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Algovita externals (with the exception of the software for such externals), the price for the Pelvistim externals will be [***] as the Algovita externals pricing set forth above; provided, that in the event that the specifications of the Pelvistim externals (other than the Pelvistim EPG) are not materially and substantially similar to the Specifications of the Algovita externals (with the exception of the software for such externals), the parties will negotiate in good faith an adjustment to the price of the Pelvistim externals. For purposes of calculating the annual volumes above, the total quantities of the Algovita externals and the Pelvistim externals purchased and delivered in the relevant calendar year shall be combined.

Purchased Components Pricing

ALL VOLUMES/ALL YEARS
Cable	$	[***]
Tunneling Tool	$	[***]

Accessories	Price
Anchor (Box of [***]) 5400		$[***]
Trque Wrnch(Box [***]) 5500		$[***]
Port Plug(Box [***]) 5510		$[***]
Needle (St) [***] ea 5300		$[***]
Needle (Lng) [***] ea 5310		$[***]
Passing Elevator 5600		$[***]
Adhesive Anchor 5410		$[***]
Magnet 4900		$[***]
Adhesive Patches 4240		$[***]
Adjustable Belt 4220		$[***]
Prog. Power Cord 4010		$[***]
Trial Stim Pouch 4320		$[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED WITH [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.